UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022 (June 8, 2022)

Point of Care Nano-Technology, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56356	27-2830681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 AmberSweet Way, Davenport, FL, 33897
(Address of principal executive offices)

(732) 723-7395
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure set forth under Item 5.03 below is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Point of Care Nano- Technology, Inc. (the “Company”) filed a Certificate of Amendment pursuant to Section 78.385 and 78.390 of the Nevada Revised Statutes (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada on June 6, 2022 to effect a one (1)-for-fifty (50) reverse stock split (the “Reverse Split”) of the issued and outstanding common stock, $0.0001 par value per share (“Common Stock”), of the Company. Pursuant to the filing of the Certificate of Amendment and the rules of the Financial Industry Regulatory Authority, the Reverse Split became effective on June 8, 2022 (the “Effective Date”).

The Reverse Split was duly approved by the Board of Directors and the shareholders of the Company, in accordance with the authority conferred by Section 78.390 of the Nevada Revised Statutes.

Pursuant to the Reverse Split, holders of the Company’s Common Stock will be deemed to hold one (1) whole post-split share of the Company’s Common Stock for every fifty (50) whole shares of the Company’s issued and outstanding Common Stock held immediately prior to the Effective Date. No fractional shares of the Registrant’s Common Stock will be issued in connection with the Reverse Split. Shareholders who are entitled to a fractional post-split share will receive in lieu thereof one (1) whole post-split share.

Item 8.01 Other Events.

At the market opening on June 9, 2022, the Company's Common Stock will begin trading on the OTC Markets Pink tier on a split-adjusted basis. A “D” will be placed on the Common Stock ticker symbol for 20 business days (“PCNTD”). After 20 business days, the symbol will then change back to “PCNT”. The Company’s common stock will trade under a new CUSIP number. The CUSIP number of the post-Reverse Split Common Stock is “730567 203”. As a result of the Reverse Split the Company has 939,639 shares issued and outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit
10.1	Certificate of Amendment pursuant to Section 78.385 and 78.390 of the Nevada Revised Statutes
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT OF CARE NANO-TECHNOLOGY, INC.

Date: June 8, 2022	/s/ Nicholas DeVito
Name: Nicholas DeVito
Title: Chief Executive Officer